UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 22, 2020

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-205546	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.
Boise, Idaho 83706
(Address of principal executive office and zip code)
(208) 395-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

On January 21, 2020, Albertsons Companies, Inc. (the “Company”) issued a press release announcing the proposed offering by the Company, Albertson’s LLC, Safeway Inc. and New Albertsons L.P. of new senior notes due 2023 (the “2023 Notes”), additional senior notes due 2027 (the “Additional 2027 Notes”) and new senior notes due 2030 (the “2030 Notes” and together with the 2023 Notes and Additional 2027 Notes, the “Notes”). The Additional 2027 Notes will be issued pursuant to the same indenture as those issued by the Company on November 22, 2019. The Notes will be issued to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States in accordance with Regulation S under the Securities Act. On January 22, 2020, the Company issued a separate press release announcing the pricing of its offering of $750 million aggregate principal amount of the 2023 Notes, $600 million aggregate principal amount of the Additional 2027 Notes and $1,000 million aggregate principal amount of the 2030 Notes. The Company intends to use the net proceeds from the offering, together with cash on hand, to (i) fund the repayment of its term loan facility in full (such repayment, the “Term Loan Repayment”) and (ii) pay fees and expenses related to the Term Loan Repayment and the issuance of the Notes. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto and are incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith:

99.1	Press Release dated January 21, 2020
99.2	Press Release dated January 22, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

January 22, 2020	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President and General Counsel